UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020 (June 10, 2020)

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Loiret Blvd., Lenexa, KS 66219

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On June 10, 2020, Digital Ally, Inc. (the “Company”), pursuant to the terms of an underwriting agreement, dated June 8, 2020 (the “Underwriting Agreement”), with Aegis Capital Corp, as representative of the several underwriters (the “Underwriters”), closed a public offering (the “Offering”) of 2,325,581 shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at public offering price of $2.15 per share, for gross proceeds of 4,999,999.15, before deducting underwriting discounts and other offering expenses. The Underwriters also fully exercised their over-allotment option, under the terms of the Underwriting Agreement, to acquire an additional 213,953 shares of Common Stock (the “Option Shares”) at the public offering price, for additional gross proceeds of $459,998.95, before deducting underwriting discounts and other offering expenses, which closed concurrently with the sale of the Shares. The Company intends to use the net proceeds from this Offering for general corporate purposes, including for compliance with certain Nasdaq continued listing requirements and continued investments in commercialization efforts. The Company may also use a portion of the net proceeds for the acquisitions of businesses, products, technologies or licenses that are complementary to its business.

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 8, 2020 with the U.S. Securities and Exchange Commission (the “SEC”), the Shares and the Options Shares were registered under the Securities Act of 1933, as amended, pursuant to a prospectus supplement to the Company’s currently effective shelf registration statement on Form S-3 (File No. 333-225227) (the “Registration Statement”), which was initially filed with the SEC on May 25, 2018, and was declared effective on June 6, 2018, and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated June 8, 2020.

The Underwriters purchased the Shares and Option Shares from the Company at a price of $1.9995 per share, representing a seven percent (7%) discount from the public offering price. In addition, the Company paid the Underwriters’ expenses relating to the Offering, including “road show” expenses, diligence fees and the fees and expenses of the Underwriters’ legal counsel of $30,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer